UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2013

JEFFERIES GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-14947	95-4719745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue 12th floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 284-2550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, Jefferies Group, Inc. (the “Company” or “Jefferies”) entered into that certain Agreement and Plan of Merger, dated as of November 11, 2012 (the “First Merger Agreement”), by and among the Company, JSP Holdings, Inc. (“New Jefferies”) and Jasper Merger Sub, Inc. (“Merger Sub One”) and that certain Agreement and Plan of Merger, dated as of November 11, 2012 (the “Second Merger Agreement”), by and among Leucadia National Corporation (“Leucadia”), Limestone Merger Sub, LLC (“Merger Sub Two”), the Company, New Jefferies and Merger Sub One.

Pursuant to the First Merger Agreement, Merger Sub One will merge with and into the Company, with the Company as the surviving corporation (the “First Merger”) and each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the First Merger will be converted into one share of New Jefferies common stock and the Company will then immediately convert into a limited liability company (the “LLC Conversion”). Pursuant to the Second Merger Agreement, New Jefferies will merge with and into Merger Sub Two, with Merger Sub Two as the surviving entity (the “Second Merger”) and each share of New Jefferies common stock issued and outstanding immediately prior to the effective time of the Second Merger will be converted into 0.81 Leucadia common shares.

Pursuant to the First Merger Agreement, all of the issued and outstanding shares of preferred stock, par value $0.0001 per share, of the Company (the “Preferred Stock”) will be automatically converted into one share of preferred stock, par value $0.001 per share of New Jefferies, (the “New Jefferies Preferred Stock”). Pursuant to the Second Merger Agreement, each issued and outstanding share of New Jefferies Preferred Stock will be automatically converted into one new Leucadia preferred share, par value $1.00 per share.

On February 15, 2013, the Company, New Jefferies, Leucadia, Massachusetts Mutual Life Insurance Company (“Mass Mutual”) and C. M. Life Insurance Company (“C.M. Life”, together with Mass Mutual, the “Preferred Stockholders”) entered into a letter agreement attached hereto as Exhibit 10.1 (the “Letter Agreement”). Pursuant to the Letter Agreement, the parties approved forms of and agreed to execute and file, as appropriate, the following documents:

(a) the Exchange Agreement, in the form attached hereto as Exhibit 99.1, pursuant to which the Preferred Stockholders will receive 3.25% Series A-1 Cumulative Convertible Preferred Stock of the Company (the “A-1 Preferred Stock”) in exchange for the outstanding 3.25% Series A Cumulative Convertible Preferred Stock of the Company (the “Series A Preferred Stock”);

(b) the Certificate of Designations of A-1 Preferred Stock, in the form attached hereto as Exhibit 99.2. The A-1 Preferred Stock has substantially the same terms as the Preferred Stock except that the A-1 Preferred Stock provides for the conversion of A-1 Preferred Stock into 3.25% Series A Cumulative Convertible Preferred Stock of New Jefferies (the “New Jefferies Preferred Stock”) in connection with the First Merger;

(c) the Certificate of Designations of New Jefferies Preferred Stock, in the form attached hereto as Exhibit 99.3. The New Jefferies Preferred Stock has substantially the same terms as the Series A Preferred Stock except that the New Jefferies Preferred Stock is convertible into New Jefferies common stock instead of Jefferies common stock;

(d) the Certificate of Amendment to the Certificate of Incorporation of Leucadia, in the form attached hereto as Exhibit 99.4, establishing the designations, rights and preferences of the 3.25% Series A Cumulative Convertible Preferred Shares of Leucadia (the “Leucadia Preferred Shares”).

(e) the Registration Rights Agreement, in the form attached hereto as Exhibit 99.5, pursuant to which the Preferred Stockholders are entitled to request that Leucadia register the underlying common shares of Leucadia into which the Leucadia Preferred Shares are convertible.

The foregoing is only a summary of the material terms of the Letter Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Letter Agreement and its related exhibits, attached hereto as Exhibits 10.1, 99.1, 99.2, 99.3, 99.4 and 99.5.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated as of February 15, 2013, among Jefferies Group, Inc., JSP Holdings, Inc., Leucadia National Corporation, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company

99.1	Form of Exchange Agreement among Jefferies Group, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company

99.2	Form of the Certificate of Designations of 3.25% Series A-1 Cumulative Convertible Preferred Stock of Jefferies Group, Inc.

99.3	Form of the Certificate of Designations of 3.25% Series A Cumulative Convertible Preferred Stock of JSP Holdings, Inc.

99.4	Form of Certificate of Amendment of the Certificate of Incorporation of Leucadia National Corporation

99.5	Form of Registration Rights Agreement among Leucadia National Corporation, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company

Important Information for Investors and Shareholders

In connection with the proposed merger between Leucadia and Jefferies, Leucadia filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a joint proxy statement of Leucadia and Jefferies and that also constitutes a prospectus of Leucadia. The registration statement was declared effective by the SEC on January 28, 2013. Leucadia and Jefferies mailed the joint proxy statement/prospectus to their respective shareholders and stockholders on or about January 30, 2013. Leucadia and Jefferies may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF LEUCADIA AND JEFFERIES ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Leucadia and Jefferies through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Leucadia and Jefferies by phone, e-mail or written request by contacting the investor relations department of Jefferies or Leucadia at the following:

Jefferies Group, Inc.

520 Madison Avenue, New York, NY 10022

Attn: Investor Relations

203-708-5975

info@jefferies.com

Leucadia National Corporation

315 Park Avenue South Address, New York, NY 10010

Attn: Investor Relations

212-460-1900

Participants in the Solicitation

Leucadia and Jefferies, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the merger agreement. Information regarding Leucadia’s directors and executive officers is contained in Leucadia’s proxy statement dated April 13, 2012, which has been filed with the SEC. Information regarding Jefferies’ directors and executive officers is contained in Jefferies’ annual report on Form 10-K filed with the SEC on January 29, 2013. A more complete description is available in the registration statement and the joint proxy statement/prospectus.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains “forward looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements include statements about Jefferies’ and Leucadia’s future and statements that are not historical facts. These forward looking statements are usually preceded by the words “expect,” “intend,” “may,” “will,” or similar expressions. All information and estimates relating to the merger of Leucadia and Jefferies and the combination of those businesses constitute forward looking statements. Forward looking statements may contain expectations regarding post-merger activities and financial strength, operations, synergies, and other results, and may include statements of future performance, plans, and objectives. Forward looking statements also include statements pertaining to Leucadia and Jefferies strategies for future development of our businesses, the payment by Leucadia of quarterly dividends, the spin off of Leucadia’s Crimson Wine Group, and Leucadia’s ability to utilize certain of its tax attributes. Forward looking statements represent only Leucadia’s and Jefferies’ beliefs regarding future events, many of which by their nature are inherently uncertain or subject to change. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors that could cause actual results to differ, perhaps materially, from those in Leucadia’s and Jefferies’ forward looking statements is contained in reports that are filed and will be filed with the SEC. You should read and interpret any forward looking statement together with such reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES GROUP, INC.

Date: February 15, 2013	By:	/s/ Roland T. Kelly
Name: Roland T. Kelly
Title: Assistant Secretary

JEFFERIES GROUP, INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit No.	Description

10.1	Letter Agreement, dated as of February 15, 2013, among Jefferies Group, Inc., JSP Holdings, Inc., Leucadia National Corporation, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company

99.1	Form of Exchange Agreement among Jefferies Group, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company

99.2	Form of the Certificate of Designations of 3.25% Series A-1 Cumulative Convertible Preferred Stock of Jefferies Group, Inc.

99.3	Form of the Certificate of Designations of 3.25% Series A Cumulative Convertible Preferred Stock of JSP Holdings, Inc.

99.4	Form of Certificate of Amendment of the Certificate of Incorporation of Leucadia National Corporation

99.5	Form of Registration Rights Agreement among Leucadia National Corporation, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company